Exhibit 99(a)(1)(iii)

LETTER OF TRANSMITTAL
to Tender American Depositary Shares
of
QUILMES INDUSTRIAL (QUINSA), SOCIÉTÉ ANONYME
to
BEVERAGE ASSOCIATES HOLDING LTD.
a wholly owned subsidiary
of
COMPANHIA DE BEBIDAS DAS AMÉRICAS - AMBEV
Pursuant to the Offer Document
Dated January 25, 2007

THE OFFER AND WITHDRAWAL RIGHTS EXPIRE AT 5:00 P.M. NEW YORK CITY TIME, WHICH IS 11:00 P.M. LUXEMBOURG TIME, ON FEBRUARY 28, 2007, UNLESS THE OFFER IS EXTENDED.

The ADS Tender Agent for the Offer is:

THE BANK OF NEW YORK

By Registered, Certified or First Class Mail:	By Hand or Overnight Delivery:	For Notice of Guaranteed Delivery: (for Eligible Institutions Only)

The Bank of New York Tender & Exchange Department P.O. Box 11248 Church Street Station New York, NY 10286-1248	The Bank of New York Tender & Exchange Department 101 Barclay Street, 1E Receive & Deliver Window New York, NY 10286	By Facsimile Transmission: 212-815-6433 To Confirm Facsimile Transmission Only: 212-815-6212

        Capitalized terms used in this American Depositary Share Letter of Transmittal (“ADS Letter of Transmittal”) and not otherwise defined herein have the meanings ascribed thereto in the Offer Document, dated January 25, 2007 (the “Offer Document”).

        Delivery of this ADS Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery to the ADS Tender Agent. The instructions set forth in this ADS Letter of Transmittal should be read carefully before this ADS Letter of Transmittal is completed.

        THIS ADS LETTER OF TRANSMITTAL MAY ONLY BE USED TO TENDER AMERICAN DEPOSITARY SHARES (“ADSs”). IT MAY NOT BE USED TO TENDER SHARES. INSTEAD, TO TENDER SHARES, YOU MUST USE THE SEPARATE “SHARE LETTER OF TRANSMITTAL” TO TENDER SHARES.

        Each tender of an ADS is treated by the Purchaser (as defined below) as a tender of the two Class B shares underlying such ADS. Therefore, the purchase price per ADS is twice the purchase price per Class B share (or $67.07 per ADS).

        You should use this ADS Letter of Transmittal if you are tendering physical American Depositary Receipts (“ADRs”) evidencing American Depositary Shares (“ADSs”) or are causing the ADSs to be delivered by book-entry transfer to the ADS Tender Agent’s account at The Depository Trust Company (which is hereinafter referred to as the “Book-Entry Transfer Facility”) pursuant to the procedures set forth in Section 2 of the Offer Document.

DESCRIPTION OF ADSs TENDERED
Name and Address of Registered Holder (As It Appears on Certificates)*	ADR Number(s)**	Total Number of ADSs Evidenced by ADR	Number of ADSs Tendered
(Correct address if necessary)

Total number of ADSs Tendered

* Unless otherwise indicated, it will be assumed that all ADSs represented by any ADRs delivered to the ADS Tender Agent are being tendered. See Instruction 4.

☐	Check here if certificates have been lost, destroyed or mutilated. See Instruction 12. The number of ADSs evidenced by lost, destroyed or mutilated certificates is .

If you desire to tender ADSs in the Offer, but you cannot deliver your ADSs and all other required documents to the ADS Tender Agent by the Expiration Date (as defined in the Offer Document) or cannot comply with the procedures for book-entry transfer on a timely basis, you must tender your ADSs pursuant to the guaranteed delivery procedure set forth in Section 2 of the Offer Document. See Instruction 2.

Additional Information if ADSs Are Being Delivered by Book-Entry Transfer or

Are Being Delivered Pursuant to a Previous Notice of Guaranteed Delivery

☐	Check here if tendered ADSs are being delivered pursuant to a Notice of Guaranteed Delivery previously sent to the ADS Tender Agent and complete the following:

Name(s) of Registered Holder(s)

Window Ticket No. (if any)

Date of Execution of Notice of Guaranteed Delivery

Name of Institution which Guaranteed Delivery

If Guaranteed Delivery is to be made by book-entry transfer, complete the following:

Name of Tendering Institution

DTC Account No.

Transaction Code

☐
Check here if tendered ADSs are being delivered by book-entry transfer made to an account maintained by the ADS Tender Agent with the Book-Entry Transfer Facility and complete the following (only financial institutions that are participants in the system of any Book-Entry Transfer Facility may deliver ADSs by book-entry transfer):

Name of Tendering Institution

DTC Account No.

Transaction Code No.

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

        The undersigned hereby tenders to Beverage Associates Holding Ltd., a company with a management board and supervisory board and organized under the laws of Bahamas (the “Purchaser”), [●] ADSs of Quilmes Industrial (Quinsa), Société Anonyme, a company with a management board and supervisory board and organized under the laws of the Grand Duchy of Luxembourg (the “Company”), pursuant to the Purchaser’s Offer Document any and all outstanding shares of the Company (including those tendered as ADSs) not owned by the Purchaser or its affiliates at $67.07 per ADS, net to the seller in cash (less any amounts withheld under applicable tax law), without interest, upon the terms and subject to the conditions set forth in the Offer Document, dated January 25, 2007, receipt of which is hereby acknowledged, and in this ADS Letter of Transmittal (which collectively, together with the Share Letter of Transmittal, any amendments or supplements thereto or hereto, collectively constitute the “Offer”). The Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates the right to purchase ADSs tendered pursuant to the Offer, in which case any reference to the Purchaser shall, if applicable, include such affiliate.

        Subject to, and effective upon, acceptance for payment of and payment for the ADSs tendered herewith, the undersigned hereby sells, assigns and transfers to or upon the order of the Purchaser all right, title and interest in and to all the ADSs that are being tendered hereby and appoints the ADS Tender Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such ADSs, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to deliver to the Purchaser all ADSs purchased by the Purchaser pursuant to the Offer, including all written confirmation of registered ownership delivered by the undersigned to the ADS Tender Agent pursuant to the Offer.

        The undersigned hereby irrevocably appoints each designee of the Purchaser, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to exercise all voting and other rights of the undersigned in such manner as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper, with respect to all of the ADSs tendered hereby which have been accepted for payment by the Purchaser prior to the time of any vote or other action at any meeting of shareholders of the Company (whether general or extraordinary and whether or not an adjourned meeting), by written consent or otherwise. This proxy is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such ADSs by the Purchaser in accordance with the terms of the Offer. Such acceptance for payment of such ADSs shall revoke, without further action, any other power of attorney, proxy or written consent granted by the undersigned at any time with respect to such ADSs, and no subsequent powers of attorney or proxies will be given, and no written consents will be executed, by the undersigned (and if given or executed, will not be deemed to be effective).

        The undersigned hereby represents and warrants that the undersigned:

    (1) has full power and authority to tender, sell, assign and transfer the ADSs tendered hereby and that, when the same are accepted for payment by the Purchaser, the Purchaser will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims; and

    (2) will, upon request, execute and deliver any additional documents deemed by the ADS Tender Agent or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the ADSs tendered hereby.

        The undersigned understands that tenders of ADSs pursuant to the Offer Document and this ADS Letter of Transmittal and instructions hereto will constitute an agreement to sell the ADSs, conditional, upon payment by the Purchaser, between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer. The undersigned acknowledges that under no circumstances will the Purchaser pay interest on the purchase price for ADSs.

        The undersigned recognizes that, under certain circumstances set forth in the Offer Document, the Purchaser may terminate or amend the Offer or may postpone the acceptance for payment of or the payment for ADSs tendered.

        Unless otherwise indicated under “Special Payment Instructions” please issue the check for the purchase price of any ADSs purchased (less the amount of any federal income or backup withholding tax required to be withheld), and return any ADRs evidencing ADSs not tendered or not purchased, in the name(s) of the undersigned or, in the case of ADSs tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility designated above. Similarly, unless otherwise indicated under “Special Delivery Instructions” please mail the check for the purchase price of any ADSs purchased (less the amount of any U.S. federal income or backup withholding tax required to be withheld) and any ADRs evidencing ADSs not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signature(s). In the event that both “Special Payment Instructions” and “Special Delivery Instructions” are completed, please issue the check for the purchase price of any ADSs purchased (less the amount of any U.S. federal income or backup withholding tax required to be withheld) and return any ADSs not tendered or not purchased in the name(s) of, and mail said check and mail any ADRs evidencing ADSs to, the person(s) so indicated.

The undersigned recognizes that the Purchaser has no obligation, pursuant to the “Special Payment Instructions”, to transfer any ADSs from the name of the registered holder(s) thereof, if the Purchaser does not accept for payment any of the ADSs so tendered.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer Document, this tender is irrevocable.

        The Purchaser will determine in its sole discretion all questions as to the form of documents, including any notice of withdrawal, and the validity, eligibility (including time of receipt) and acceptance of tendered ADSs. The Purchaser’s determination will be final and binding on all parties.

SPECIAL PAYMENT INSTRUCTIONS (See Instructions 1, 6, 7 and 8)	SPECIAL DELIVERY INSTRUCTIONS (See Instruction 1, 6, 7 and 8)

   To be completed ONLY if the check for the purchase price of ADSs purchased (less the amount of any federal income and backup withholding tax required to be withheld) and/or ADR(s) evidencing ADSs not tendered or not purchased are to be issued in the name of someone other than the undersigned.

  To be completed ONLY if the check for the purchase price of ADSs purchased (less the amount of any federal income and backup withholding tax required to be withheld) and/or ADR(s) evidencing ADSs not tendered or not purchased are to be mailed to someone other than the undersigned.

Issue check to:	Mail or deliver to:

Name:	Name:
(Please Print)	(Please Print)

Address:	Address:

(Including Zip Code)	(Including Zip Code)

(Tax ID or Social Security Number) (See accompanying Substitute Form W-9)	☐ Check here if this is a permanent address change.

SIGN HERE

(Please Complete and Return the Attached Substitute Form W-9 below)

Signature(s) of Owner(s)

Name(s)

 (Please Print)

Capacity (full title)

Address

(Zip Code)

 (Tax Identification or Social Security Number)
(See Substitute Form W-9 Included Herewith)

Daytime Area Code and Telephone Number

Dated                                         , 2007

(Must be signed by registered holder(s) exactly as name(s) appear(s) on ADR(s) or on a security position listing or by persons(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 6.)

Guarantee of Signature(s), if required

(See Instructions 1 and 6)

Name:

Title:

Name of Firm:

Authorized Signature:

Address

(Zip Code)

Area Code and Telephone Number:

Dated:                                         , 2007

SUBSTITUTE FORM W-9	Part I Taxpayer Identification No. — For All Accounts		Part II For Payees Exempt From Backup Withholding, please write “Exempt” here (see enclosed Guidelines)
____________
Department of the Treasury Internal Revenue Service
Enter your Taxpayer Identification Number in the appropriate box. For most individuals and sole proprietors, this is your Social Security Number. For other entities, it is your Employer Identification Number. If you do not have a number, see How to Obtain a TIN in the enclosed Guidelines.
Social security number

Payer’s Request for Taxpayer Identification No.	Note: If the account is in more than one name, see the chart on page 2 of enclosed Guidelines to determine which number to give.	OR ______________ Employer identification number

Part III — Certification — Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number within (60) days, 28% of all reportable payments made to me thereafter will be withheld until I provide a number;

(2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3) Any information provided in this form is true, correct and complete.

SIGNATURE	DATE:

Name (Please Print)
Address (Please Print)
Entity (Please check appropriate box):
[ ] Individual / Sole Proprietor [ ] Corporation [ ] Partnership [ ]Other (please specify below)

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

ONLY ADSs MAY BE TENDERED IN THE OFFER PURSUANT TO THIS ADS LETTER OF TRANSMITTAL. HOLDERS OF SHARES MAY NOT TENDER SHARES INTO THE OFFER PURSUANT TO THIS ADS LETTER OF TRANSMITTAL. A HOLDER OF SHARES DESIRING TO TENDER IN THE OFFER SHOULD USE THE “SHARE LETTER OF TRANSMITTAL” TO TENDER SHARES, BY WHICH SUCH HOLDER MAY TENDER SHARES INTO THE OFFER.

1.  Guarantee of Signatures. Except as otherwise provided below, all signatures on this ADS Letter of Transmittal must be guaranteed by a financial institution (including most banks and brokerage houses) which is a participant in the Securities Transfer Agents Medallion Program (an “Eligible Institution”). Signatures on this ADS Letter of Transmittal need not be guaranteed (a) if this ADS Letter of Transmittal is signed by the registered holder(s) of the ADSs (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of ADSs) tendered herewith and such holder(s) have not completed the box entitled “Special Payment Instructions” or “Special Delivery Instructions” on this ADS Letter of Transmittal, or (b) if such ADSs are tendered for the account of an Eligible Institution. See Instruction 8. You may also need to have any ADRs evidencing ADSs that you deliver endorsed or accompanied by a stock power, and the signatures on these documents may also need to be guaranteed. See Instruction 6.

2.  Delivery of the ADS Letter of Transmittal and ADSs; Guaranteed Delivery Procedure. You should use this ADS Letter of Transmittal only if you are forwarding ADRs evidencing ADSs with this ADS Letter of Transmittal or causing the ADSs to be delivered by book-entry transfer pursuant to the procedures set forth in Section 2 of the Offer Document. In order for you to validly tender ADSs, ADRs evidencing ADSs for all physically delivered ADSs, or a confirmation of a book-entry transfer of all ADSs delivered electronically into the ADS Tender Agent’s account at the Book-Entry Transfer Facility, as well as a properly completed and duly executed ADS Letter of Transmittal or an Agent’s Message in connection with book-entry transfer and any other documents required by this ADS Letter of Transmittal, must be received by the ADS Tender Agent at one of its addresses set forth on the front page of this ADS Letter of Transmittal by the Expiration Date (as defined in the Offer Document).

Agent’s Message. The term “Agent’s Message” means a message transmitted by the Book-Entry Transfer Facility to, and received by, the ADS Tender Agent, which states that the Book-Entry Transfer Facility has received an acknowledgment from the participant in the Book-Entry Transfer Facility tendering the ADSs that such participant has received and agrees to be bound by the terms of this ADS Letter of Transmittal and the Purchaser may enforce such agreement against them.

Guaranteed Delivery. If you cannot deliver your ADSs and all other required documents (including ADRs evidencing the ADSs) to the ADS Tender Agent by the Expiration Date or the procedure for book-entry transfer cannot be completed on a timely basis, you must tender your ADSs pursuant to the guaranteed delivery procedure set forth in Section 2 of the Offer Document. Pursuant to such procedure:

(a) such tender must be made by or through an Eligible Institution;

      (b)  a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Purchaser must be received by the ADS Tender Agent by the Expiration Date, including (where required) a signature guarantee by an Eligible Institution in the form set forth in the Notice of Guaranteed Delivery; and

      (c)  ADRs evidencing the ADSs for all physically delivered ADSs, or a confirmation of a book-entry transfer of all ADSs delivered electronically into the ADS Tender Agent’s account at the Book-Entry Transfer Facility, together with a properly completed and duly executed ADS Letter of Transmittal with any required signature guarantees or an Agent’s Message and any other documents required by this ADS Letter of Transmittal, must be received by the ADS Tender Agent within three (3) New York Stock Exchange, Inc. trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 2 of the Offer Document.

The method of delivery of all documents, including ADRs evidencing the ADSs, is at your option and risk. If you choose to deliver the documents by mail, then registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

No fractional ADSs will be purchased. If the Purchaser would otherwise be required to purchase from a holder a fractional ADS, the Purchaser will round down to the nearest whole ADS to determine the number of ADSs to be purchased from that holder. By executing this ADS Letter of Transmittal, you waive any right to receive any notice of the acceptance for payment of the ADSs.

3.  Inadequate Space. If the space provided in the box captioned “Description of ADSs Tendered” is inadequate, then you should list the ADRs evidencing such ADSs and/or the number of ADSs evidenced by such ADRs on a separate signed schedule attached hereto.

4.  Partial Tenders (Not applicable to stockholders who tender by book-entry transfer). If you wish to tender (offer to sell) fewer than all of the ADSs evidenced by any ADR that you deliver to the ADS Tender Agent, fill in the number of ADSs that are to be tendered in the box entitled “Number of ADSs Tendered.” In such case, a new ADR for the remainder of the ADSs evidenced by the old ADR will be sent to the person(s) signing this ADS Letter of Transmittal, unless otherwise provided in the appropriate box on this ADS Letter of Transmittal, as promptly as practicable after the expiration or termination of the Offer. Unless you indicate otherwise, all ADSs represented by an ADR delivered to the ADS Tender Agent will be deemed to have been tendered. In the case of ADSs tendered by book-entry transfer at the Book-Entry Transfer Facility, the ADSs will be credited to the appropriate account maintained by the tendering holder at the Book-Entry Transfer Facility. In each case, ADSs will be returned or credited without expense to the stockholder.

5.  Indication of Price at Which ADSs Are Being Tendered. ADSs are being tendered at a purchase price of $67.07 per ADS, net to the seller in cash (less any amounts withheld under applicable tax law), without interest, upon the terms and subject to the conditions set forth in the Offer Document and in this ADS Letter of Transmittal.

6.  Signatures on ADS Letter of Transmittal; Stock Powers and Endorsements.

      (a)  Exact Signatures. If this ADS Letter of Transmittal is signed by the registered holder(s) of the ADSs tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the ADRs evidencing the ADSs without alteration, enlargement or any change whatsoever.

(b) Joint Holders. If any of the ADSs tendered hereby are held of record by two or more persons, all such persons must sign this ADS Letter of Transmittal.

      (c)  Different Names on ADRs. If any of the ADSs tendered hereby are registered in different names on different ADRs evidencing the ADSs, it will be necessary to complete, sign and submit as many separate ADS Letters of Transmittal as there are different registrations of ADRs.

      (d)  Endorsements. If this ADS Letter of Transmittal is signed by the registered holder(s) of the ADSs tendered hereby, no endorsements of ADRs evidencing the ADSs or separate stock powers are required. Signatures on any such ADRs or stock powers must be guaranteed by an Eligible Institution.

If this ADS Letter of Transmittal is signed by a person other than the registered holder(s) of the ADSs tendered hereby, ADRs evidencing the ADSs must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the ADRs evidencing such ADSs. Signature(s) on any such ADRs or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

If this ADS Letter of Transmittal or any ADR or other certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the ADS Tender Agent of the authority of such person so to act must be submitted.

7.  Stock Transfer Taxes. Except as provided in this Instruction 7, the Purchaser will pay any stock transfer taxes with respect to the sale and transfer of any ADSs to it or its order pursuant to the Offer. If, however, payment of the purchase price for the ADSs is to be made to, or ADSs not tendered or not purchased are to be returned in the name of, any person other than the registered holder(s), or tendered ADSs are registered in the name of a person other than the name of the person(s) signing this ADS Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price by the ADS Tender Agent, unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

8.  Special Payment and Delivery Instructions. If the check for the purchase price of any ADSs purchased is to be issued and any ADSs not tendered or not purchased are to be returned in the name of a person other than the person(s) signing this ADS Letter of Transmittal or if the check and any ADR evidencing ADSs not tendered or not purchased are to be mailed to someone other than the person(s) signing this ADS Letter of Transmittal or to the person(s) signing this ADS Letter of Transmittal at an address other than that shown above, the boxes captioned “Special Delivery Instructions” and/or “Special Payment Instructions” on this ADS Letter of Transmittal should be completed.

9.  United States Federal Income Tax Withholding. Under the U.S. backup withholding rules, the ADS Tender Agent may be required to withhold 28% of the amount of any payments made to certain holders of ADSs pursuant to the Offer. In order to avoid such backup withholding, each tendering stockholder must provide the ADS Tender Agent with such ADS holder’s correct taxpayer identification number by completing the Substitute Form W-9 set forth above, an IRS form W-8 as described below, or otherwise establish an exemption under applicable regulations.

In general, if an ADS holder is an individual, the taxpayer identification number is the social security number of such individual. If the ADS Tender Agent is not provided with the correct taxpayer identification number, the ADS holder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments that are made to such ADS holder pursuant to the Offer may be subject to backup withholding. Certain ADS holders (including, among others, corporations and foreign persons) are not subject to these backup withholding requirements. In order to satisfy the ADS Tender Agent that a foreign person qualifies as an exempt recipient, such ADS holder must submit an IRS Form W-8, signed under penalties of perjury, attesting to that person’s exempt status. Such statements can be obtained from the ADS Tender Agent.

For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if ADSs are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

Failure to complete the Substitute Form W-9 will not, by itself, cause ADSs to be deemed invalidly tendered, but may require the ADS Tender Agent to withhold 28% of the amount of any payments made pursuant to the Offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

10.  Irregularities. All questions as to purchase price, the form of documents and the validity, eligibility (including time of receipt) and acceptance for payment of any tender of ADSs will be determined by the Purchaser in its sole discretion, which determination shall be final and binding on all parties. The Purchaser reserves the absolute right to reject any or all tenders of ADSs it determines not to be in proper form or the acceptance of which or payment for which may, in the opinion of the Purchaser’s counsel, be unlawful. The Purchaser also reserves the absolute right to waive any of the conditions of the Offer and any defect or irregularity in the tender of any particular ADS, and the Purchaser’s interpretation of the terms of the Offer (including these instructions) will be final and binding on all parties. No tender of ADSs will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Purchaser shall determine. None of the Purchaser, the Dealer Manager, the ADS Tender Agent, the Share Tender Agent, the Information Agent (as the foregoing are defined in the Offer Document) or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.

11.  Requests for Assistance or Additional Copies. Questions and requests for assistance or additional copies of the Offer Document and this ADS Letter of Transmittal should be directed to the Information Agent or the Dealer Manager at their respective addresses and telephone numbers set forth below.

12.  Lost, Stolen, Destroyed or Mutilated ADRs. If your ADRs evidencing part or all of your ADSs have been lost, stolen, destroyed or mutilated, you should call The Bank of New York, as depositary under the Amended and Restated Deposit Agreement dated as of February 28, 2002, by and among the Company, The Bank of New York (as depositary for the ADSs) and the holders and beneficial owners from time to time of ADRs, at 1-800-507-9357, regarding the requirements for replacement. You may be required to post a bond in connection with the issuance of a replacement ADR. You are urged to contact The Bank of New York immediately in order to receive further instructions, for a determination as to whether you will need to post a bond and to permit timely processing of this documentation.

This ADS Letter of Transmittal, properly completed and duly executed, together with ADRs evidencing ADSs being tendered (or confirmation of book-entry transfer) and all other required documents, must be received by the ADS Tender Agent before 5:00 p.m. New York City time, which is 11:00 p.m. Luxembourg time, on the Expiration Date, or the tendering ADS holder must comply with the procedures for guaranteed delivery.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number for the Payee (You) to Give the Payer
— Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer:

For this type of account:		Give the name and SOCIAL SECURITY number of—
1.	An individual’s account	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4.	(a) The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)
	(b) So-called trust account that is not a legal or valid trust under state law	The actual owner(1)
5.	Sole proprietorship account or single-owner LLC	The owner(3)
For this type of account:		Give the EMPLOYER IDENTIFICATION number of—
6.	A valid trust, estate, or pension trust	The legal entity(4)
7.	Corporate account or LLC electing corporate status on IRS Form 8832	The corporation
8.	Partnership account (or multiple-member LLC) member held in the name of the business	The partnership
9.	Association, club, or tax-exempt organization account	The organization
10.	A broker or registered nominee
11.	Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district, or prison) that receives agricultural program payments	The broker or nominee The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person has a social security number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)
Show the name of the owner. You must show your individual name, but you may also enter your business or “doing business as” name. Either your social security number or employer identification number (if you have one) may be used.

(4)
List and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note:	If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number
    If you do not have a taxpayer identification number (“TIN”) you should apply for one immediately. You may obtain Form SS-5, Application for a Social Security Card, at the local office of the Social Security Administration, or get this form online at www.socialsecurity.gov. You may obtain Form SS-4, Application for Employer Identification Number, or Form W7, Application for IRS Individual Taxpayer identification Number, from the Internal Revenue Service by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS’s Internet website at www.irs.gov. If you do not have a TIN, write “Applied For” in the space for the TIN.

Payees Exempt from Backup Withholding
    Payees specifically exempted from backup withholding on all dividend and interest payments and on broker transactions including the following:

•	A corporation.

•	A financial institution.

•
An organization exempt from tax under Section 501(a) of the Internal Revenue Code of 1986, as amended (the “Code”), or an individual retirement account, or a custodial account under Section 403(b)(7) of the Code if the account satisfies the requirements of Section 401(f)(2) of the Code.

•	The United States or any agency or instrumentality thereof.

•	A state, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

•	An international organization or any agency or instrumentality thereof.

•	A dealer in securities or commodities required to register in the United States, the District of Columbia or a possession of the United States.

•	A real estate investment trust.

•	A common trust fund operated by a bank under Section 584(a) of the Code.

•	An entity registered at all times during the tax year under the Investment Company Act of 1940.

•	A foreign central bank of issue.

    Certain other payees may be exempt from either dividend and interest payments or broker transactions. You should consult your tax advisor to determine whether you might be exempt from backup withholding. Exempt payees described above should file the Substitute Form W-9 to avoid possible erroneous backup withholding. Complete the Substitute Form W-9 as follows:

    ENTER YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” ACROSS THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN THE FORM TO THE PAYER.

    IF YOU ARE A NONRESIDENT ALIEN OR FOREIGN ENTITY NOT SUBJECT TO BACKUP WITHHOLDING, GIVE THE PAYER THE APPROPRIATE COMPLETED FORM W-8.

    Privacy Act Notice.—Section 6109 of the Code requires you to provide your correct taxpayer identification number to payers who must report the payments to the IRS. The IRS uses the number for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia, and U.S. possessions to carry out their tax laws. We may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties
    (1) Penalty for Failure to Furnish Taxpayer Identification Number— If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
    (2) Civil Penalty for False Information with Respect to Withholding—If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.
    (3) Criminal Penalty for Falsifying Information—Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.
    (4) Misuse of Taxpayer Identification Numbers—If the requester discloses or uses Taxpayer Identification Numbers in violation of Federal Law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE

The Information Agent for the Offer is:

INNISFREE M&A INCORPORATED

501 Madison Avenue, 20th Floor
New York, New York 10022
United States of America

1-877-750-9501 (Toll-free in the U.S. and Canada)
00 800 7710 9970 (Freephone in the EU)
+1-412-232-3651 (Call collect from all other countries)
1-212-750-5833 (Banks and Brokers call collect)

The Dealer Manager for the Offer is:

CREDIT SUISSE SECURITIES (USA) LLC

Eleven Madison Avenue
New York, New York 10010
United States of America

Attn: Equity Capital Markets
Call Toll-free: 800-318-8219

The ADS Tender Agent for the Offer is:

THE BANK OF NEW YORK

By Registered, Certified or First Class Mail:	By Hand or Overnight Delivery:	For Notice of Guaranteed Delivery: (for Eligible Institutions Only)

The Bank of New York Tender & Exchange Department P.O. Box 11248 Church Street Station New York, NY 10286-1248	The Bank of New York Tender & Exchange Department 101 Barclay Street, 1E Receive & Deliver Window New York, NY 10286	By Facsimile Transmission: 212-815-6433 To Confirm Facsimile Transmission Only: 212-815-6212

NOTICE OF GUARANTEED DELIVERY

(Not To Be Used For Signature Guarantee)

To Tender American Depositary Shares (“ADSs”)

of

QUILMES INDUSTRIAL (QUINSA), SOCIÉTÉ ANONYME

Pursuant to the Offer Document dated January 25, 2007

THE OFFER AND WITHDRAWAL RIGHTS EXPIRE AT 5:00 P.M. NEW YORK CITY TIME,
WHICH IS 11:00 P.M. LUXEMBOURG TIME, ON FEBRUARY 28, 2007, UNLESS THE OFFER IS EXTENDED.

Capitalized terms used in this Notice of Guaranteed Delivery and not otherwise defined herein shall have the meaning ascribed to them in the Offer Document dated January 25, 2007 (the “Offer Document”).

As set forth in Section 2 of the Offer Document, this form, or a form substantially equivalent to this form, must be used to accept the Offer (as defined below) if: (1) American Depositary Receipts (“ADRs”) evidencing ADSs and all other documents required by the Letter of Transmittal to Tender American Depositary Shares (the “ADS Letter of Transmittal”) cannot be delivered to the ADS Tender Agent or (2) the procedures for book-entry transfer for the tender of ADSs cannot be completed by the Expiration Date (as defined in the Offer Document). This form may be delivered by hand, facsimile transmission or mail to the ADS Tender Agent. See Section 2 of the Offer Document.

The ADS Tender Agent for the Offer is:

THE BANK OF NEW YORK

By Registered, Certified or First Class Mail:	By Hand or Overnight Delivery:	For Notice of Guaranteed Delivery: (for Eligible Institutions Only)

The Bank of New York Tender & Exchange Department P.O. Box 11248 Church Street Station New York, NY 10286-1248	The Bank of New York Tender & Exchange Department 101 Barclay Street, 1E Receive & Deliver Window New York, NY 10286	By Facsimile Transmission: 212-815-6433 To Confirm Facsimile Transmission Only: 212-815-6212

Delivery of this Notice of Guaranteed Delivery to an address other than those shown above or transmission of instructions via a facsimile number other than that listed above does not constitute a valid delivery. Deliveries to the Book-Entry Transfer Facility (as defined in the Offer Document) do not constitute valid delivery to the ADS Tender Agent.

This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on an ADS Letter of Transmittal is required to be guaranteed by an “Eligible Institution” (as defined in the Offer Document) under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the ADS Letter of Transmittal.

THIS NOTICE OF GUARANTEED DELIVERY MAY ONLY BE USED TO ACCEPT THE OFFER IN RELATION TO ADSs IN THE CIRCUMSTANCES SET OUT ABOVE. IT MAY NOT BE USED TO ACCEPT THE OFFER IN RELATION TO CLASS B SHARES.

Ladies and Gentlemen:

The undersigned hereby tenders to Beverage Associates Holding Ltd., a Bahamas corporation (“Purchaser”), a wholly owned subsidiary of Companhia de Bebidas das Américas - AmBev, a Brazilian corporation (“AmBev”), upon the terms and subject to the conditions set forth in the Offer Document, receipt of which is hereby acknowledged and the related ADS Letter of Transmittal (which together with the related Letter of Transmittal to Tender Shares and the Offer Document, as they may be amended or supplemented from time to time, constitute the “Offer”) the number (indicated below) of ADSs of Quilmes Industrial (Quinsa), Société Anonyme, a Luxembourg public limited company (“Quinsa” or the “Company”), pursuant to the guaranteed delivery procedure for ADSs set forth in Section 2 of the Offer Document.

NUMBER OF ADSs BEING TENDERED HEREBY:                      ADSs

The undersigned hereby tenders ADSs of Quinsa, each of which represents two underlying Class B shares, at the price of $67.07 per ADS, which is twice the purchase price paid per Class B share. The undersigned acknowledges that each tender of an ADS tendered hereby will be treated by Purchaser as a tender of the two Class B shares underlying such ADS.

ADR Nos. (if available):

If ADSs will be tendered by book-entry transfer:

Name of Tendering Institution:

Account No.                                                      at

The Depository Trust Company

SIGN HERE

Signature(s)

Dated:                                         , 2007

Name(s) of ADS holder:

(Please Type or Print)

(Address)

(Zip Code)

(Area Code and Telephone No.)

(Taxpayer ID No. or Social Security No.)

GUARANTEE

(Not to be used for signature guarantee)

The undersigned, a firm that is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office, branch or agency in the United States, or that is otherwise an “eligible institution” within the meaning of Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, guarantees delivery to the ADS Tender Agent of the American Depositary Shares tendered hereby, together with a properly completed and duly executed ADS Letter of Transmittal with any required signature guarantee, unless an Agent’s Message (as defined in the Offer Document) in the case of book-entry transfer is utilized, and any other required documents, all within three (3) New York Stock Exchange, Inc. trading days of the date hereof.

(Name of Firm)

(Authorized Signature)

(Name)

(Address)

(Zip Code)

(Area Code and Telephone No.)

Dated: , 2007

DO NOT SEND ADRs EVIDENCING ADSs WITH THIS FORM.

YOUR ADRs MUST BE SENT WITH THE ADS LETTER OF TRANSMITTAL.